SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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THE MILESTONE FUNDS

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THE MILESTONE FUNDS

Treasury Obligations Portfolio

May 26, 2006

Dear Shareholder:

The Milestone Funds (the “Trust”) will host a Special Meeting of Shareholders of the Treasury Obligations Portfolio, a series of the Trust (the “Fund”), on June 28, 2006 at 11:00 a.m., Eastern time, as may be adjourned from time-to-time.  You are being asked to vote on the following proposals:

1.

To elect six (6) Trustees;

2.

To ratify the selection of Tait Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2006; and

3.

To transact any other business as may properly come before the Meeting.

The enclosed Proxy Statement discusses these proposals.  As a shareholder of the Fund, you are asked to review the Proxy Statement and to cast your vote on the proposals.  The Board of Trustees of the Trust recommends that you vote FOR each proposal.

Your vote is important no matter how many shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage-paid envelope, or help save time and postage costs by voting by telephone or in person.  If we do not hear from you by June 28, 2006, our proxy solicitor may contact you.  If you have any questions about the proposal or the voting instructions, please call us at 1-800-941-MILE (6453) or call Investor Connect, our proxy solicitor, at 1-800-581-5238.

Very truly yours,

/s/ Barbara Hope
Barbara Hope
Secretary
The Milestone Funds

THE MILESTONE FUNDS

Treasury Obligations Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on June 28, 2006

A Special Meeting of Shareholders (the “Meeting”) of the Treasury Obligations Portfolio (the “Fund”), a series of The Milestone Funds (the “Trust”), will be held at the offices of Milestone Capital Management, LLC, 115 East Putnam Avenue, Greenwich, Connecticut 06830, on June 28, 2006 at 11:00 a.m. Eastern time.

The shareholders of the Fund are being asked to vote on the following proposals:

1.

To elect six (6) Trustees;

2.

To ratify the selection of Tait Weller & Baker LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2006; and

3.

To transact any other business as may properly come before the Meeting.

The proposals are discussed in greater detail in the enclosed Proxy Statement.  You are entitled to vote at the Meeting if you owned shares of the Fund at the close of business on May 17, 2006 (the “Record Date”).  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone.

We will admit to the Meeting: (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the meeting must present photo identification.  If you plan to attend the Meeting, please contact us at 1-800-941-MILE (6453).

By order of the Board of Trustees,

/s/ Barbara Hope

Barbara Hope

Secretary

The Milestone Funds

May 26, 2006

Greenwich, Connecticut

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the May 17, 2006 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described in the Proxy Statement.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

As an alternative to using the proxy card to vote, you may vote by telephone or in person.  To vote by telephone, please call the toll-free number listed on the enclosed proxy card.  Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted by telephone.  To vote in this manner, you will need the “control” number that appears on your proxy card.  Any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust, however, may be voted only in person or by written proxy.  If we do not receive your completed proxy card(s) by June 28, 2006, our proxy solicitor may contact you.

If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons, as set forth in the voting instructions on the proxy cards, they will not be voted.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

1.

To elect six (6) Trustees.

2.

To ratify the selection of Tait Weller as the Fund’s independent registered public accounting firm (“independent accountants”) for the fiscal year ending November 30, 2006.

Has the Trust’s Board of Trustees (the “Board”) approved the proposals?

Yes, the Board unanimously approved these proposals on April 20, 2006, and recommends that you vote to approve each proposal.

Why am I being asked to elect Trustees?

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that a majority of the Trust’s Trustees be elected by shareholders.  New Trustees cannot be appointed to fill vacancies created by resignations or an expansion of the Board unless, after the appointments, at least two-thirds of the Trustees have been elected by shareholders.  All three members of the current Board will stand for election at the Meeting.  In addition, you are being asked to elect six (6) Trustees.  Information about the current and proposed new Trustees is included in the Proxy Statement.

Why am I being asked to ratify the selection of Tait Weller as the Fund’s independent accountants?

Ordinarily, exemptive rules under the 1940 Act permit the Board to select the Fund’s independent accountants without shareholder approval.  For the audit of the Fund’s financial statements for the fiscal year ending November 30, 2006, however, as the timing of the Board’s selection did not permit the Fund to avail itself of this exemption, the Board is seeking shareholder ratification of its selection of Tait Weller.

Why are you sending me this information?

We are sending you these proxy materials because you own shares in the Fund and have the right to vote on these very important proposals concerning your investment.

Will the Fund pay for this proxy solicitation?

Yes, the Fund will bear these costs.

How do I vote my shares?

For your convenience, there are several ways you can vote:

•

By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;

•

By Telephone: Call the number printed on the enclosed proxy card;

•

In Person: Attend the Meeting, as described in the Proxy Statement.  If you wish to attend the Meeting, please notify us by calling 1-800-941-MILE (6453).

Whom should I call for additional information about this Proxy Statement?

If you need any help, or have any questions regarding the proposal or how to vote your shares, please call us at 1-800-941-MILE (6453) or call Investor Connect, our proxy solicitor, at 1-800-581-5238.

THE MILESTONE FUNDS

Treasury Obligations Portfolio

115 East Putnam Avenue
Greenwich, Connecticut 06830

1-800-941-MILE (6453)

PROXY STATEMENT

For the Special Meeting of Shareholders
to be held on June 28, 2006

INTRODUCTION

These proxy materials, which include a Notice of Special Meeting of Shareholders, a Proxy Statement, and a proxy card, are being sent to the shareholders of the Treasury Obligations Portfolio (the “Fund”), a series of The Milestone Funds (the “Trust”), on behalf of the Trust’s Board of Trustees (the “Board”) in connection with a special meeting of shareholders of the Fund to be held at the offices of Milestone Capital Management, LLC, the Fund’s investment adviser (the “Adviser” or “Milestone Capital”), 115 East Putnam Avenue, Greenwich, Connecticut 06830, on June 28, 2006 at 11:00 a.m. Eastern time and any adjournments thereof (the “Meeting”).

Solicitation of Proxies

The Board is soliciting votes from shareholders of the Fund with respect to the proposals described in this Proxy Statement.  The approximate mailing date of this Proxy Statement is May 26, 2006.  If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card.

Executed proxy cards that are unmarked will be voted to approve the proposals.  At the Meeting, shareholders of the Fund will be asked to:

1.

To elect six (6) Trustees;

2.

To ratify the selection of Tait Weller & Baker LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2006; and

3.

To transact any other business as may properly come before the Meeting.

The Board has set the close of business on May 17, 2006 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting.  Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled “Voting Information.”

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a Web site that contains information about the Trust (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street, N.E., Washington DC 20549.  You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington DC 20549, at prescribed rates.

The Trust’s most recent annual and semi-annual reports to shareholders are available at no cost.  To request a report, please call the Trust toll-free at 1-800-941-MILE (6453) or write to the Trust at 115 East Putnam Avenue, Greenwich, Connecticut 06830.

Proposal 1 — Election of Trustees

For election at the Meeting, the Board has approved the nomination of the individuals listed below (the “Nominees”), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Three of the Nominees are currently Trustees of the Trust.  If authority is granted to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected.  If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust’s By-Laws.  Any other nominee or nominees who would serve as a Trustee who is not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), will be selected by the Independent Trustees currently serving on the Board.  The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background

The Board, which oversees the Fund’s operations, currently consists of three Trustees, two of whom have been elected by shareholders.  The Board has approved an expansion of the Board to six (6) members, thereby requiring that shareholders approve the new Trustees.  The 1940 Act generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the trustees have been elected by shareholders.  You are being asked to elect as Trustees both the current Trustees and the other nominees.

Nominees for Election to the Board

The nominees for election to the Board are:

•

Laura A. Garner

•

John D. Gilliam

•

Janet Tiebout Hanson

•

Nicholas J. Kovich

•

John Anthony Quelch

•

Allen Lee Sessoms

Mr. Gilliam, Ms. Hanson and Mr. Sessoms currently serve as Trustees.  The following tables summarize information about the current Trustees, their positions with the Trust, and their principal occupations.  There is no defined term of office, and each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.  The address for each nominee is c/o The Milestone Funds, 115 East Putnam Avenue, Greenwich, Connecticut 06830.

Interested Person

Name (Age), Position (year commenced service)	Principal Occupation During at least the Past Five Years	Other Directorships
Janet Tiebout Hanson (53) Trustee since 1994

Founder and Principal Owner of the Adviser (since 1994).  From 1977 to 1993, various positions at Goldman, Sachs & Co., including: Vice-President, Asset Management (1991 to1993); and Vice-President of Fixed Income Sales and Co-manager of Money Market Sales (NY) (1977 to 1987).

Christopher Reeve Paralysis Foundation; Women’s Commission for Refugee Women and Children; President’s Commission at Wheaton College; and Board of Advisors for Center for the Advancement of Women.

Non Interested Persons

Name (Age), Position (year commenced service)	Principal Occupation During at least the Past Five Years	Other Directorships
John D. Gilliam (74) Trustee since October 1994 Chairman since 2004

Retired.  Chief Investment Officer, The Robert Wood Johnson Foundation, Princeton, New Jersey, 1995 to 2003.  Limited Partner, Goldman, Sachs & Co., 1987 to 1999 (Partner from 1943 to 1987).  Third Deputy Comptroller, Bureau of Asset Management, the City of New York, from 1991 to 1994.

Pianofest; Northern Westchester Hospital Foundation; Manhattan Theatre Club; and Board of Advisors of the NMS Investment Management Forum for Endowments and Foundations.
Laura A. Garner (45) Nominee for Trustee

Business Development Director, Juniper Capital Group, LLC (asset management), since 2003.  Global Marketing Director, Merrill Lynch Global Debt Markets, 2001 to 2003.  Chief Marketing Officer, Internet Partnership Group (education technology), from 2000 to 2001

Advisory Board Member, Our Lady of Mercy Elementary School, Bronx, NY.
Nicholas J. Kovich (50) Nominee for Trustee	Since 2001, President and Chief Executive Officer, Kovich Capital Management (private asset management), since 2001. Managing Director, Morgan Stanley Investment Management, 1996 to 2001.	Trustee, Conestoga Funds (one series).
John Anthony Quelch (54) Nominee for Trustee

Lincoln Filene Professor of Business Administration and Senior Associate Dean, Harvard University, Graduate School Of Business Administration, since 2001.  Dean and Professor, London Business School, 1998 to 2001.

Non-Executive Director: WPP Group plc; Pepsi Bottling Group; Inverness Medical Innovations Inc.; Loyalty Management UK; Accion International;

Chairman and Member, Massachusetts Port Authority.

Member, International Advisory Board, British American Business Council.

Allen Lee Sessoms (59) Trustee since 1997

President, Delaware State University.  Lecturer and Fellow, John F. Kennedy School of Government at Harvard University, 2000 to 2003.  President of Queens College, The City University of New York, 1995 to 2000.  Executive Vice President, University of Massachusetts Systems, 1993 to1995.  From 1980 to 1993, served in various capacities with the U.S. Department of State, including: Deputy Chief of Mission and Minister-Counselor for Political Affairs, U.S. Embassy, Mexico; and Counselor for Scientific and Technological Affairs, U.S. Embassy, Paris, France.  Assistant Professor of Physics at Harvard University,1974 to 1981.

Chapman University Board of Trustees; The Drawing Center; Fermi National Accelerator Laboratory; Delaware Civic Center; U.S. Nuclear Research Advisory Committee; and Soka Institute for Peace.

Information About the Board

Trustee Ownership of the Fund’s Shares.  As of December 31, 2005, Ms. Hanson owned $10,000 to $50,000 worth of Fund shares.  None of the other Nominees owned any shares of the Fund as of that date.  The Fund is the only series of the Trust.

Audit Committee.  The Audit Committee is made up of Mr. Gilliam and Dr. Sessoms.  The Audit Committee is responsible for:  considering management’s recommendations of independent accountants and evaluating such accountants’ performance, cost and financial stability; reviewing the scope of audit plans prepared by the independent accountants and management; and reviewing, with the independent accountants and management, the financial statements contained in reports to shareholders.  During the fiscal year ended November 30, 2005, the Board met four times and the Audit Committee met once.

Compensation.  The following table sets forth the fees paid to the Trustees for the fiscal year ended November 30, 2005.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Fund Complex Paid To Trustees
Ms. Hanson	$0	$0	$0	$0
Dort A. Cameron III*	$0	$0	$0	$0
Mr. Gilliam	$4,000	$0	$0	$4,000
Karen S. Cook**	$4,000	$0	$0	$4,000
Mr. Sessoms	$4,000	$0	$0	$4,000

________________
*

Mr. Cameron retired from the Board in January 2005.

**

Ms. Cook retired from the Board in April 2006.

As of April 30, 2006, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund.

Required Vote

Trustees are elected by a plurality of the votes cast at the Meeting in person and by proxy.

The Board recommends that shareholders vote to elect the Nominees as Trustees of the Trust.

Proposal 2 — Ratification of Tait Weller
as the Fund’s Independent Accountants

The Board’s selection of Tait Weller as the Fund’s independent accountants for the fiscal year ending November 30, 2006, is being submitted to the Fund’s shareholders.

Reason for Shareholder Approval

Section 32(a) of the 1940 Act requires open-end registered investment companies, such as the Fund, to obtain shareholder approval of their independent accountants.  Rule 32a-3 under the 1940 Act, however, provides an exemption that permits a fund board to approve independent accountants without a shareholder vote, if, among other things, the board does so within 90 days after the end of the fund’s fiscal year.

Deloitte & Touche LLP (“Deloitte”) had served as the Fund’s independent accountants for the fiscal year ended November 30, 2005.  In anticipation of the Fund’s 2006 annual audit, Deloitte had submitted a proposal to the Board to continue Deloite’s engagement as the Fund’s independent accountants.  After reviewing the terms of Deloitte’s proposal, the Board decided to search for a different accounting firm.  On April 20, 2006, the Board selected Tait Weller.  As the timing of the Board’s selection did not permit the Fund to avail itself of the 1940 Act exemption concerning annual selection of independent accountants without a shareholder vote, the Board is seeking shareholder ratification of its selection of Tait Weller.  Tait Weller is located at 1818 Market Street, Suite 24, Philadelphia, Pennsylvania 19103.

Audit Committee Review

The Audit Committee, in carrying out its responsibilities under its Charter, met with representatives of Tait Weller to determine whether to select that firm as the Fund’s independent accountants.  During that meeting, the Committee discussed Tait Weller’s independence and was advised that Tait Weller had no direct or material indirect financial interest in the Fund.  In addition, the Committee received from Tait Weller its written representations that it is independent.  The Committee determined that the terms of the proposed engagement of Tait Weller, including fees payable under the engagement, were reasonable.  Based on the Committee’s determinations, the Board selected Tait Weller as the Fund’s independent accountants for the fiscal year ending November 30, 2006.  A representative of Tait Weller is expected to be available by telephone at the Meeting and will be given an opportunity to respond to questions and to make such other statements as he or she considers appropriate.

Audit Fees.  During the fiscal years ended November 30, 2004 and November 30, 2005, Deloitte billed the Fund $30,500, and $40,750, respectively, for professional services rendered in connection with the audit of the Fund’s annual financial statements for those fiscal years.

Audit-Related Fees.  During the fiscal years ended November 30, 2004 and November 30, 2005, Deloitte billed the Fund nothing for any assurance and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported as audit fees above.

Tax Fees.  During the fiscal years ended November 30, 2004 and November 30, 2005, Deloitte billed the Fund nothing for any services related to tax compliance, tax advice and tax planning.

All Other Fees.  During the fiscal years ended November 30, 2004 and November 30, 2005, Deloitte billed the Fund and the Adviser and its affiliates, in the aggregate, nothing for any products and services other than those reported above.

Non-Audit Services.  The Audit Committee considered all non-audit services that Deloitte had provided to the Adviser and its affiliates and determined the provision of those services to be compatible with maintaining Deloitte’s independence.  No non-audit services were approved under the Audit Committee’s pre-approval policies and procedures.

Required Vote

Approval of Tait Weller as the Fund’s independent accountants requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

The Board recommends that shareholders vote to ratify the
Board’s selection of Tait Weller to serve as the Fund’s independent accountants.

GENERAL INFORMATION

Ownership of Shares

Information regarding the percent ownership of each person who as of April 30, 2006, to the knowledge of the Trust, owned beneficially 5% or more of any class of the outstanding shares of the Fund is included in Exhibit A to this Proxy Statement.

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Milestone Capital or its affiliates.

Payment of Solicitation Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.  The Fund has engaged Investor Connect, a proxy solicitation firm, to assist in the solicitation of proxies.  The aggregate cost of retaining Investor Connect for this purpose is expected to be about $1,500, plus expenses.

Other Matters to Come Before the Meeting

The Trustees do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.  However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2007.  The Board will call a special meeting of shareholders of the Fund or class only if required under the 1940 Act or in its discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or class entitled to vote at such meeting.

Adviser and Administrator

Milestone Capital Management LLC, 115 East Putnam Avenue, Greenwich, Connecticut 06830, serves as the Fund’s investment adviser and administrator pursuant to separate agreements.  Either agreement is terminable without penalty by the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a vote of a majority of the Board, or by Milestone Capital on 60 days’ written notice, and will automatically terminate in the event of its assignment.  Each agreement provides that Milestone Capital shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the relevant agreement.

Advisory Services

The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.  The advisory agreement continues in effect from year to year only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of voting on the agreement.

For the services provided by the Adviser, the Fund pays the Adviser an annual fee equal to 0.10% of its total average daily net assets.  The Adviser may voluntarily waive up to 100% of the advisory fee, and any other fees, of the Fund.  At any time, however, the Adviser may rescind a voluntary fee waiver.  For the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the Adviser received advisory fees of $2,016,092, $2,181,292 and $2,221,679, respectively.  For the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the Adviser waived fees in the amount of $96,597, $142,000 and $0, respectively.

Administrative Services

As administrator, Milestone Capital provides management and administrative services necessary to the operation of the Trust (including, among other things, negotiating contracts and fees with, and monitoring of performance and billing of, the Fund’s other service providers; and maintaining the Fund’s books and records), and provides the Trust with general office facilities.  The administration agreement is automatically renewed each year for a period of one year.

As compensation for services performed under the administration agreement, Milestone Capital receives a monthly fee calculated at the annual rate of 0.04% of the assets of the Fund.  For the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, Milestone Capital received $806,437, $872,516 and $888,671, respectively, in fees as administrator of the Trust.

Pursuant to a sub-administration agreement, Milestone Capital has delegated certain of its duties as administrator to The Bank of New York (who also serves as the Trust’s custodian and accounting agent).

Principal Underwriter and Transfer Agent

ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as the Trust’s principal underwriter, transfer agent and dividend disbursing agent.

Custodian and Accounting Agent

The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian of the Trust’s assets and also serves as the Trust’s accounting agent and sub-administrator.

Reports to Shareholders

The Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request.  Shareholders who want to obtain a copy of the Fund’s reports should direct all written requests to the attention of the Fund, at the offices of Milestone Capital Management LLC, 115 East Putnam Avenue, Greenwich, Connecticut 06830, or call toll-free 1-800-941-MILE (6453).

VOTING INFORMATION

Voting Rights

Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting.  Each share or fractional share is entitled to one vote or fraction thereof.  Exhibit B of this Proxy Statement sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.  Shareholders of the Fund will vote on each proposal as a single class regardless of the class of shares they own.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card.  If no instructions are marked on the proxy card, the proxy will be voted FOR the proposals.  Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement.  Any letter of revocation or later-dated proxy card must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Trust expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal at the Meeting.  The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealers may grant authority to the proxies designated by the Trusts to vote on the proposals described in this proxy statement if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.  Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

In tallying shareholder votes, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor.  However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted considering all shares of the Fund for which instructions are received.

Quorum; Adjournment

A quorum is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy.  If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting in person or by proxy and voting on the question of adjournment.  The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.  Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.  A shareholder vote may be taken on the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy.  A self-addressed, postage-paid envelope is enclosed for your convenience.  Alternatively, you may vote by telephone at the number printed on the enclosed proxy card.

By order of the Board,

/s/ Barbara Hope

Barbara Hope

Secretary

The Milestone Funds

May 26, 2006

PROXY CARD

THE MILESTONE FUNDS

TREASURY OBLIGATIONS PORTFOLIO

The undersigned shareholder of the Treasury Obligations Portfolio (the “Fund”), a series of The Milestone Funds (the “Trust”), hereby appoints Barbara B. Hope and Marc H. Pfeffer, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on May 17, 2006, at a Special Meeting of Shareholders to be held at the offices of Milestone Capital Management, LLC, 115 East Putnam Avenue, Greenwich, Connecticut 06830, on June 28, 2006 at 11:00 a.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

VOTING OPTIONS

You may return this proxy card as instructed below or, alternatively, you may vote your proxy by calling (toll-free) 1-800-581-5238.  Representatives will be available to record your voting instructions Monday – Friday 9:00am to 10:00pm EST.

To vote by phone, please provide the following voting control number found below:    “TAG ID”

……………………………………………………………………………………………………………………………………………………………………

(please detach and return this portion)

The Milestone Funds Treasury Obligations Portfolio

Please sign, date and return the proxy card promptly using the enclosed postage paid envelope.

Dated: ______________________________

Signature: ____________________________

(REGISTRATION PRINTED HERE)

Signature: ____________________________

(if held jointly)

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

DON’T FORGET TO CAST YOUR VOTE BY MARKING THE REVERSE SIDE

Don’t forget to sign your name(s) on the reverse side.

Please mark the boxes below in blue or black ink.

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1.

To ratify the selection of Tait Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2006.

FOR	AGAINST	ABSTAIN

2.

To elect the following individuals to serve as the Trust’s Trustees:

Laura A. Garner

Nicholas J. Kovich

John D. Gilliam

John Anthony Quelch

Janet Tiebout Hanson

Allen Lee Sessoms

FOR	WITHHOLD	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

_____________________________________________________________________________________

3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

This proxy is solicited by the Trust’s Board of Trustees and will be voted for the above proposals unless otherwise indicated

EXHIBIT A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 17, 2006, the following are all of the beneficial owners of more than five percent of each class of the Fund, as known to the Fund.

Class	Investor	Address	Percentage Owned Beneficially
Service Class	N/A
Premium Class	US BANK	MILWAUKEE, WI	91.57%
Premium Class	CT TRUST SERVICES	RUTLAND, VT	8.43%
Investor Class	HARE & CO	NEW YORK, NY	70.21%
Institutional Class	HARE & CO	NEW YORK, NY	19.10%
Institutional Class	ILLINOIS PUBLIC TREASURERS	SPRINGFIELD, IL	12.02%
Institutional Class	WALLACE R. WEITZ & CO	OMAHA, NE	7.52%
Institutional Class	WALLACE R. WEITZ & CO FAO WEITZ VALUE PO	OMAHA, NE	7.51%
Financial Class	THE PITNEY BOWES BANK, INC.	STAMFORD, CT	14.03%
Financial Class	THE ROBERT WOOD JOHNSON FOUNDATION	PRINCETON, NJ	13.67%
Financial Class	TOYOTA MOTOR SALES, USA, INC.	TORRANCE, CA	11.68%
Financial Class	CAROLINA FIRST BANK AS TRUSTEE FOR BERKE	COLUMBIA, SC	7.80%
Financial Class	FIRST MARBLEHEAD SECURITIES CORP	BOSTON, MA	7.36%
Financial Class	COLORADO STATE TREASURER	DENVER, CO	5.92%

EXHIBIT B

NUMBER OF OUTSTANDING SHARES

Class	Number of Outstanding Shares as of the Record Date
Financial Class	642,168,472.01
Institutional Class	585,284,013.54
Investor Class	288,139,413.56
Service Class	0
Premium Class	174,682,328.46